UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 2004

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Item 5. Other Events and Required FD Disclosure.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

SIGNATURES
Exhibit 99.1 - Report of Independent Registered Public Accounting Firm

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

The Current Report on Form 8-K, dated July 23, 2004, filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. inadvertently omitted the name of Atlas Air Worldwide Holdings, Inc.'s independent registered public accounting firm from such firm's report on the financial statements included therein. This Amendment is being filed solely to correct such omission. See Exhibit 99.1 hereto. No other change is effected by this Amendment.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 – Report of Independent Registered Public Accounting Firm.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.
Dated: July 28, 2004	By:	/s/ David W. Lancelot
Senior Vice President &
Chief Financial Officer

Atlas Air, Inc.
Dated: July 28, 2004	By:	/s/ David W. Lancelot
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 – Report of Independent Registered Public Accounting Firm.